POST-CLOSING AMENDMENT NO.2
TO ASSET PURCHASE AGREEMENT

This POST-CLOSING AMENDMENT NO.2 TO ASSET PURCHASE AGREEMENT, dated as of December 5, 2022 (the ***"Amendment"***), amends that certain Asset Purchase Agreement dated as of December 31, 2021 (the ***"Asset Purchase Agreement"***) by and among SKYNET TELECOM, LLC, a Texas limited liability company (hereinafter "Seller"); SHIFT8 NETWORKS, INC., a Texas corporation, or its assigns ("Buyer"); DIGERATI TECHNOLOGIES, INC., a Nevada corporation and controlling parent of Buyer; and PAUL GOLIBART and JERRY OU, each an individual resident in the State of Texas (each, an "Owner" and collectively, the "Owners"). The Estate of Paul Golibart has succeeded to all rights of Paul Golibart as an Owner under the Asset Purchase Agreement as a matter of law as a result of his death on June 3, 2022.

WHEREAS, the parties desire to amend such Asset Purchase Agreement in particular Sections 3.01 (c) and 3.03 (a); and

WHEREAS, the parties have agreed to the following:

1. The payment due for $100,000.00 for the quarter ending October 31, 2022, and due on December 15, 2022, shall be extended until that certain closing of Digerati Technologies, Inc. with Minority Equality Opportunities Acquisition (MEOA) slated to close during the first quarter of calendar year 2023. In addition, a 1% origination fee plus 10% interest shall apply to such payment. All other payments going forward will not be affected and shall remain the same.

2. The Parties agree to remove the contingency associated with the remaining payments under the Asset Purchase Agreement. There will be no adjustments based on Skynet's revenue for all remaining payments.

All other Terms shall remain the same.

[Balance of Page Intentionally Blank. Signature Page Follows]

IN WITNESS WHEREOF, the Amendment has been duly executed and delivered as of the date first above written.

BUYER:

SHIFT8 NETWORKS, INC.,
A Texas corporation

By: ______________________________
Printed Name: Arthur L. Smith
Title: CEO

PARENT:

DIGERATI TECHNOLOGIES, INC.,
A Nevada corporation

By: ______________________________
Printed Name: Arthur L. Smith
Title: CEO

SELLER:

SKYNET TELECOM, LLC,
A Texas limited liability company

By: ______________________________
Printed Name: ______________________
Title:

OWNERS:

JERRY OU

____

ESTATE OF PAUL GOLIBART

By: ______________________________
Printed Name: ______________________
Title:

IN WITNESS WHEREOF, the Amendment has been duly executed and delivered as of the date first above written.

BUYER:

SHIFT8 NETWORKS, INC.,
A Texas corporation

By: Arthur L. Smith
Printed Name: Arthur L. Smith
Title: CEO

PARENT:

DIGERATI TECHNOLOGIES, INC.,
A Nevada corporation

By: Arthur L. Smith
Printed Name: Arthur L. Smith
Title: CEO

SELLER:

SKYNET TELECOM, LLC,
A Texas limited liability company

By: ______________________________
Printed Name:______________________
Title:

OWNERS:

JERRY OU

____

ESTATE OF PAUL GOLIBART

By: Gayle Havel Blum
Printed Name:__Gayle Havel Blum___
Title: Executor

POST-CLOSING AMENDMENT NO. 3
TO ASSET PURCHASE AGREEMENT

This POST-CLOSING AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT, dated as of March 9, 2023 (the ***"Amendment"***), amends that certain Asset Purchase Agreement dated as of December 31, 2021 (the ***"Asset Purchase Agreement"***) by and among SKYNET TELECOM, LLC, a Texas limited liability company (hereinafter "Seller"); SHIFT8 NETWORKS, INC., a Texas corporation, or its assigns ("Buyer"); DIGERATI_TECHNOLOGIES, INC., a Nevada corporation and controlling parent of Buyer; and PAUL GOLIBART and JERRY OU, each an individual resident in the State of Texas (each, an "Owner" and collectively, the "Owners"). The Estate of Paul Golibart has succeeded to all rights of Paul Golibart as an Owner under the Asset Purchase Agreement as a matter of law as a result of his death on June 6, 2022.

WHEREAS, the parties have agreed to the following:

1. The payment due for $100,000.00 for the quarter ending October 31, 2022, and due on December 15, 2022, shall be extended until that certain closing of Digerati Technologies, Inc. with Minority Equality Opportunities Acquisition (MEOA) slated to close during the second quarter of calendar year 2023. In addition, a 1% origination fee plus 10% interest shall apply to such payment.
3. The payment due for $100,000.00 for the quarter ending December 31, 2022, and due on March 15, 2023, shall be extended until that certain closing of Digerati Technologies, Inc. with Minority Equality Opportunities Acquisition (MEOA) slated to close during the second quarter of calendar year 2023. In addition, a 1% origination fee plus 10% interest shall apply to such payment.

4. The payment mentioned in Section 3.01(d) - the Holdback Amount for $100,000.00 shall be extended until that certain closing of Digerati Technologies, Inc. with Minority Equality Opportunities Acquisition (MEOA) slated to close during the second quarter of calendar year 2023.

All other Terms shall remain the same.

[*Balance of Page Intentionally Blank. Signature Page Follows*]

IN WITNESS WHEREOF, the Amendment has been duly executed and delivered as of the date first above written.

BUYER:

SHIFT8 NETWORKS, INC.,
A Texas corporation

By: *Arthur L. Smith*
Printed Name: Arthur L. Smith
Title: CEO

PARENT:

DIGERATI TECHNOLOGIES, INC.,
A Nevada corporation

By: *Arthur L. Smith*
Printed Name: Arthur L. Smith
Title: CEO

SELLER:

SKYNET TELECOM, LLC,
A Texas limited liability company

By: [signature]
Printed Name: JERRY OU
Title: Authorized Signatory

OWNERS:

JERRY OU

[signature]

ESTATE OF PAUL GOLIBART

By: ______________________
Printed Name: ______________________
Title:

IN WITNESS WHEREOF, the Amendment has been duly executed and delivered as of the date first above written.

BUYER:

SHIFT8 NETWORKS, INC.,
A Texas corporation

By: ______________________________
Printed Name: Arthur L. Smith
Title: CEO

PARENT:

DIGERATI TECHNOLOGIES, INC.,
A Nevada corporation

By: ______________________________
Printed Name: Arthur L. Smith
Title: CEO

SELLER:

SKYNET TELECOM, LLC,
A Texas limited liability company

By: ______________________________
Printed Name: ______________________
Title:

OWNERS:

JERRY OU

____

ESTATE OF PAUL GOLIBART

By: Gayle Havel Blum
Printed Name: Gayle Havel Blum
Title: Trustee